                                                                      EXHIBIT 99
                          CERTIFICATE OF DOMESTICATION

The undersigned,      Ledyard H. DeWees       ,   Attorney-in-fact   ,
                 -----------------------------  ---------------------
                         (Name)                      (Title)

of     Receptagen, Ltd.                   a foreign Corporation,
   --------------------------------------
          (Corporation Name)
in accordance with F.S., 607.1801 does hereby certify:

1.   The date on which corporation was first formed was   September 14  , 1994 .
                                                        ----------------  -----

2. The jurisdiction where the above named corporations was first formed, incorporated, or otherwise came into being was
     Canadian federal jurisdiction  .
     -------------------------------

3.   The name of the corporation immediately prior to the filing of this
     Certificate of Domestication was   Receptagen, Ltd.         .
                                      ---------------------------

4. The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to s. 607.0202 and 607.0401 with this certificate is
     Receptagen, Inc.                                            .
     ------------------------------------------------------------

5. The jurisdiction that constituted the seat, siege, social principal place of business or central administration of the corporation, or any other equivalent thereto under applicable law immediately prior to the filing of
     the Certificate of Domestication was   Toronto, Ontario, Canada
                                           --------------------------------

6. Attached are Florida articles of incorporation to complete the domestication requirements pursuant to s. 607.1801.

I am  Attorney-in-fact of Receptagen, Inc.
     -------------------------------------

and am authorized to sign this certificate of Domestication on behalf of the corporation and have done so this the 17th day of October, 2001.
                                      ------        ---------------------

                             /s/ Ledyard H. DeWees
                      -----------------------------------
                             (Authorized Signature)
                      Ledyard H. DeWees, Attorney-in-fact
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                           ARTICLES OF INCORPORATION

                                       OF

                                RECEPTAGEN, INC.


     The undersigned, acting as incorporator of a corporation under the Florida Business Corporation Act, adopts the following Articles of Incorporation for such corporation:


     ARTICLE I

     The name of the corporation is: RECEPTAGEN, INC.


     ARTICLE II

     The period of duration of the corporation is perpetual.


     ARTICLE III

     The purpose or purposes for which the corporation is organized is to engage in any type of activity, within or without the United States which is lawful under the laws of the United States and the State of Florida.


     ARTICLE IV

     The street address of the initial principal office of the corporation and the mailing address of the corporation: 1061 N. Venetian Drive, Miami, Florida 33139.


     ARTICLE V

     The total authorized capital stock of this Corporation shall consist of ONE HUNDRED MILLION (100,000,000) shares of voting common stock, having a par value of $.001 each, amounting in the aggregate to One Hundred Thousand Dollars


                                       1
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($100,000,000). All stock when issued shall be fully paid for and shall be nonassessable and shares of the Corporation are not to be divided into classes.

     The holders of the outstanding capital stock shall be entitled to receive, when and as declared by the Board of Directors, dividends payable either in cash, in property, or in shares of the capital stock of the corporation. In any event, dividends on the common stock of this corporation shall have no cumulative rights whatsoever and dividends will not accumulate if the Directors do not declare dividends, whether or not there is a surplus available to the Board of Directors for the payment of dividends.

     Each shareholder of this corporation shall have one vote per share of issued and outstanding shares.

     ARTICLE VI

     The street address of the initial registered office of this Corporation is 270 NW 3rd Court, Boca Raton, Florida 33432-3720. The initial registered agent of this Corporation is: Ledyard H. DeWees.

     ARTICLE VII

     This Corporation shall have not more than ten (10) Directors, under such terms and conditions as shall be specified in the Bylaws.

     ARTICLE VIII

     The name and address of the person signing these Articles as the incorporator is:


                    Ledyard H. DeWees
                    270 NW. 3rd Court
                    Boca Raton, Florida 33432-3720

     ARTICLE IX

     The power to adopt, alter, amend or repeal Bylaws shall be vested in the Board of Directors.

     ARTICLE X

     The Shareholders of this corporation shall not have preemptive rights to acquire the corporation's unissued shares.

     ARTICLE XI

     The shareholders shall have the absolute power to adopt, amend, alter, change or repeal these Articles of Incorporation when proposed and approved at a stockholder's meeting with not less than a majority vote of the issued and outstanding common and/or preferred stock.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 17th day of October, 2001.


                                             /s/ Ledyard H. DeWees
                                             --------------------------------
                                             LEDYARD H. DEWEES
                                             INCORPORATOR


                                       3
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                            [STATE OF FLORIDA LOGO]

I certify the attached is a true and correct copy of the Certificate of Domestication and Articles of Incorporation for RECEPTAGEN, INC., filed on October 18, 2001 effective September 14, 1994, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H01000108084. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation if P01000101262.

                   Given under my hand and the
                   Great Seal of the State of Florida,
                   at Tallahassee, the Capital, this the
                   Eighteenth day of October, 2001

Authentication Code: 601A00057691-101801-P01000101262-1/1


                                                          /s/ Katherine Harris
                                                          ---------------------
                                                          Katherine Harris
                                                          Secretary of State

[SEAL OF STATE OF FLORIDA]